Exhibit 21.1

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
0827965 B.C. Ltd.	British Columbia		Canada
1584041 Alberta ULC	Alberta		Canada
22 Station Development Corporation	California		United States
2910942 Canada Inc.	Federally Chartered		Canada
379192 British Columbia Ltd.	British Columbia		Canada
4023480 Canada Inc.	Federally Chartered		Canada
6068057 Canada Inc.	Federally Chartered		Canada
682523 Alberta Ltd.	Alberta		Canada
8885630 Canada Inc.	Federally Chartered	Canada	Restaurant Gypsy
Alpine Aerotech GP Ltd.	British Columbia		Canada
Alpine Aerotech Limited Partnership	British Columbia		Canada
Alpine Helicopters Inc.	Federally Chartered		Canada
Big Island Country Club Estates Limited Partnership	Hawaii		United States
Blue Mountain Resorts GP Inc.	Ontario		Canada
Blue Mountain Resorts Limited Partnership	Ontario	Canada	Blue Mountain Inn
Blue Mountain Property Management
Grand Central Lodge
Jozo's
South Base Lodge
The Pottery
Village Conference Center
Bugaboo Helicopter Skiing 1992 Inc.	Alberta		Canada
Canadian Mountain Holidays GP Inc.	British Columbia		Canada
Canadian Mountain Holidays Limited Partnership	British Columbia		Canada
Canmore Heli Service Ltd.	Alberta		Canada
CDAE Acquisitions Corporation/Corporation d'Acquisitions CDAE	Federally Chartered		Canada
CDAE Acquisitions, Limited Partnership/Acquisitions CDAE, Societe en Commandite	Quebec		Canada
Cheat Mountain Water Company, Inc.	West Virginia		United States
Club Intrawest Management, S. de R.L. de C.V.	Mexico		Mexico
Club Intrawest Mexico Food and Beverage, S. de R.L. de C.V.	Mexico		Mexico
Club Intrawest Mexico, LLC	Delaware		United States
Club Intrawest Mexico, S. de R.L. de C.V.	Mexico		Mexico

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Copper Mountain, Inc.	Delaware	United States
Copper/Union Creek Development Company, LLC	Delaware	United States
Eagle Helicopters, Inc.	Idaho	United States	Kachina Aviation
Eight Rivers Development Company, LLC	Delaware	United States
Extraordinary Escapes Corporation	Delaware	United States	Extraordinary Escapes
First Ascent Development Corporation	California	United States
Founders Lodge Two Development Company, LLC	Vermont	United States
Gateway/Le Jardin Development Company, L.L.C.	Delaware	United States
Grand Sandestin Development Company, L.L.C.	Delaware	United States
Heli-Jet Corporation	Oregon	United States
ICRE, Inc.	Delaware	United States
Intrawest California Holdings, Inc.	California	United States
Intrawest Colorado Events Marketing Inc.	Colorado	United States
Intrawest Golf Holdings, Inc.	Delaware	United States	The Raven Golf Club at Three Peaks
Intrawest Hawaii Partners	California	United States
Intrawest Hawaii, Inc.	Delaware	United States
Intrawest Honua Kai Hospitality Management, LLC	Delaware	United States	Honua Kai Resort & Spa
Honua Kai Property Management
Intrawest Hospitality Management, Inc.	Delaware	United States	The Westin Monache Resort Mammoth
Whitebark Restaurant
Winter Park Resort Lodging
Winter Park Resort Property Management
Winter Park Resort Rental Management
Intrawest Marketing, Inc.	Delaware	United States
Intrawest Mexico Holdings, LLC	Delaware	United States
Intrawest Mountain Adventures, Inc.	Virginia	United States
Intrawest Napa Development Company, LLC	Delaware	United States
Intrawest Napa Riverbend Hospitality Management, LLC	Delaware	United States
Intrawest Operations Group Holdings, LLC	Delaware	United States
Intrawest Operations Group, LLC	Delaware	United States
Intrawest Resort Ownership U.S. Corporation	Delaware	United States	Club Intrawest, Incorporated
Intrawest Restaurants California, LLC	Delaware	United States
Intrawest Restaurants Hawaii Holdings, Inc.	Delaware	United States

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Intrawest Restaurants Hawaii, Inc.	Delaware	United States
Intrawest Retail Group, Inc.	Colorado	United States	Bridge Street Ski Haus
Intrawest Sandestin Company, L.L.C.	Delaware	United States	Sandestin Golf and Beach Resort
Intrawest Shared Services, Inc.	Delaware	United States
Intrawest Snowshoe Development, Inc.	West Virginia	United States
Intrawest Stratton Development Corporation	Vermont	United States	Stratton Glen
Intrawest Trading Company Inc.	Delaware	United States
Intrawest U.S. Commercial Property Management, Inc.	Delaware	United States
Intrawest U.S. Holdings Inc.	Delaware	United States	Intrawest Real Estate
Intrawest ULC	Alberta	Canada	Blue Mountain Resort
BMR Property Management
Canadian Mountain Holidays
Centrale de Réservations Intrawest
Centrale de Réservations Intrawest / Intrawest Central Reservations
CMH Heli-Skiing
CMH Summer Adventures
Group Vacances Club Intrawest, in its French form
Intrawest Central Reservations
Intrawest Central Reservations
Intrawest Corporation
Intrawest Lodging
Intrawest Placemaking™
Intrawest Resort Club Group
Intrawest Resort Club Group
Intrawest Resort Club Group, in its English form
Intrawest Vacations
Intrawest®
Mont-Tremblant Reservations / Réservations Mont-Tremblant
Placemaking NE
Tower Ranch Development Partnership
Intrawest Ventures, Inc.	Delaware	United States
Intrawest Waikoloa, Inc.	Delaware	United States

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Intrawest/Brush Creek Development Company LLC	Delaware	United States
Intrawest/Eagle's Nest, Inc.	Colorado	United States
Intrawest/Lake Las Vegas Development Corporation	Delaware	United States
Intrawest/Lodestar Development Company	California	United States
Intrawest/Lodestar Golf Limited Partnership	California	United States
Intrawest/Lodestar Limited Partnership	California	United States
Intrawest/Winter Park Development Corporation	Delaware	United States
Intrawest/Winter Park Holdings Corporation	Delaware	United States	Village at Winter Park Resort
Village of Winter Park
Village of Winter Park Resort
Intrawest/Winter Park Operations Corporation	Delaware	United States	The Vintage Hotel
Winter Park Resort
Intrawest/Winter Park Restaurant Corporation	Delaware	United States
IRG Restaurant Company	Delaware	United States	Treeline Treats
IW Mammoth Holdings, LLC	Delaware	United States
IW Resorts Limited Partnership	British Columbia	Canada	Panorama Mountain Village
Panorama Mountain Village Company of Adventures'
IW/WP Building Six-Vintage Development Company, LLC	Delaware	United States
IW/WP Four-Five Development Company, LLC	Delaware	United States
IW/WP Village Core Development Company, LLC	Delaware	United States
Johannsen-Deslauriers Limited Partnership/Société en commandite Johannsen-Deslauriers	Quebec	Canada
Juniper Properties, Inc.	California	United States
LPIHGC, LLC	Delaware	United States
MBGC Limited Partnership	Delaware	United States
Mont Tremblant Resort Inc./Station Mont Tremblant Inc.	Federally Chartered	Canada
Mont Tremblant Resorts and Company, Limited Partnership / Station Mont Tremblant Societe en Commandite	Quebec	Canada	0008 Tremblant
681-Golf
Académie de Golf Tremblant
Académie de Golf Tremblant & Dessin
Adrénaline & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Bar Cappucino
Bar Club de Golf
Bar Club de Golf Tremblant & Dessin
Bar La Légende
Bar Nord
Bar Nord Tremblant & Dessin
Beach and Tennis Club
Boutique Adrénaline
Boutique Adrénaline & Dessin
Cabriolet
Café Johannsen Tremblant & Dessin
Cafétéria du Sommet
Cafétéria du Sommet
Cafétéria du Sommet Tremblant & Dessin
Cappucino Jardin
Cappucino Jardin Tremblant & Dessin
Cappucino Manitou
Cappucino Manitou Tremblant & Dessin
Cappucino Nord
Cappucino Nord Tremblant & Dessin
Carte Max
Carte Max & Dessin
Centre Aventure
Centre Aventure & Dessin
Centre d'Activités Mont-Tremblant
Centre des Congrès Tremblant
Centre des Congrès Tremblant & Dessin
Centre Haute Performance
Centre Haute Performance & Dessin
Centre Merrell
Chalet des Voyageurs
Chalet Plage et Tennis
Chalet Plage et Tennis Tremblant & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Cirque Blanc
Cirque Blanc Tremblant & Dessin
Club des Jeunes Kid'z Club & Dessin
Club des Montagnards Tremblant
Club des Montagnards Tremblant & Dessin
Club Plage et Tennis
Collection Souvenir
Collection Souvenir & Dessin
Côté Obscur
Coup Canada Vélo
Cyberneige
Cybersnow
Duncan Express
École de Neige Tremblant
École de Neige Tremblant & Dessin
Ecotour
Écozone
Événements Tremblant
Événements Tremblant & Dessin
Explore!
Explore! & Dessin
Expo Express
Festival International du Blues de Tremblant & Dessin
Festival Internationl du Blues de Tremblant
Flying Miles
Fourchette du Diable
Fourchette du Diable Tremblant & Dessin
Gamine
Gavité
Golf Tremblant
Golf Tremblant & Dessin
Golf Tremblant Académie
Golf Tremblant Académie & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Golf Tremblant Academy
Golf Tremblant Academy & Design
Grand Prix Merrell
Gravité
Gravité & Dessin
Group de Golf Raven
Horizons Tremblant
Horizons Tremblant & Dessin
Immobilier Tremblant
Immobilier Tremblant & Dessin
Immobilier Tremblant Real Estate
Immobilier Tremblant Real Estate & Dessin
Intrawest
Intrawest Quartier
IQ
La Canadienne
La Chouette
La Chouette & Dessin
La Clairière
La Clairière I
La Clairière I & Dessin
La Clairière Tremblant & Dessin
La Fête de la Musique
La Fête de la Musique
La Flying Miles
La Fourchette de la Diable
La Fourchette de la Diable Tremblant & Dessin
La Légende
La Légende Tremblant & Dessin
La Pizzeria de la Diable
La Place St-Bernard
La Source
La Source Aquaclub Tremblant & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
La Tour des Voyageurs
La Tour des Voyageurs Tremblant & Dessin
L'Algonquin
L'Algonquin Tremblant & Dessin
L'Aquaclub la Source
L'Âtre du Inn
L'Âtre du Inn
Le Bar Octo
Le Bistro
Le Bistro Resto
Le Boisé
Le Boisé Tremblant & Dessin
Le Bondurant
Le Bondurant & Dessin
Le Chalet des Voyageurs
Le Chalet des Voyageurs & Dessin
Le Chalumeau
Le Chalumeau II
Le Chalumeau II Tremblant & Dessin
Le Chalumeau Tremblant & Dessin
Le Deslauriers
Le Deslauriers Tremblant & Dessin
Le Diable Golf Tremblant
Le Diable Golf Tremblant & Dessin
Le Domaine de la Forêt
Le Domaine de la Forêt & Dessin
Le Domaine de la Montagne
Le Domaine de la Montagne Tremblant & Dessin
Le Edge
Le Géant
Le Géant
Le Géant & Dessin
Le Géant & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Le Géant Tremblant
Le Géant Tremblant
Le Grand Manitou
Le Grand Manitou Tremblant & Dessin
Le Inn D'Autrefois
Le Johannsen
Le Johannsen Tremblant & Dessin
Le Kandahar
Le Kandahar Tremblant & Dessin
Le Lodge de la Montagne
Le Lodge de la Montagne Tremblant & Dessin
Le Pavillon Tremblant & Dessin
Le Petit Géant
Le Petit Géant & Dessin
Le Pignons sur le Golf
Le Pignons sur le Golf Tremblant & Dessin
Le Plateau sur la Montagne
Le Plateau sur La Montagne & Dessin
Le Refuge du Cerf
Le Refuge du Cerf Tremblant & Dessin
Le Rocher Soleil
Le Rocher Soleil Tremblant & Dessin
Le Royal
Le Royal Tremblant & Dessin
Le Ski, un Jeu qui S'Apprend
Le Sommet des Neiges Tremblant
Le Sommet des Neiges Tremblant & Dessin
Le Sommet Tremblant
Le Sommet Tremblant & Dessin
Le St- Andrews
Le St-Andrews Tremblant & Dessin
Le St-Bernard
Le St-Bernard Tremblant & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Le Vieux Tremblant
Le Westin Resort
Le Westin Resort Tremblant, Québec & Dessin
L'École de Neige Tremblant & Dessin
L'Équinoxe
L'Équinoxe & Dessin
L'Érablière
L'Érablière I
L'Érablière I Tremblant & Dessin
L'Érablière II
L'Érablière II Tremblant & Dessin
L'Érablière Tremblant & Dessin
Les Falaises
Les Falaises & Dessin
Les Hauts-Bois
Les Hauts-Bois Tremblant & Dessin
Les Manoirs
Les Manoirs Tremblant & Dessin
Les Pignons sur le Golf
Les Pignons sur le Golf Tremblant & Dessin
Les Ruisseaux
Les Ruisseaux & Dessin
Les Sommets
Les Sommets Mont-Tremblant & Dessin
Les Suites Tremblant
Les Suites Tremblant & Dessin
Les Suites Tremblant by Intrawest
Les Suites Tremblant by Intrawest & Dessin
Les Suites Tremblant par Intrawest
Les Suites Tremblant par Intrawest & Dessin
L'Express Bar
L'Express Bar Tremblant & Dessin
L'Héritage

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
L'Héritage Tremblant & Dessin
Location Haute Performance
Location Planche à Neige
Location Sud
Location/Réparation Nord
Magasin de la Place
Magasin de la Place & Dessin
Magasin Général
Magic Carpet
Maple Leaf & Skier Dessin
Max Card
Max Card & Design
Merrell Centre
Molson Ex Pro-Challenge
Montage pour tous
Mountain for all
North Side
Nouveau Versant Soleil
Nouveau Versant Soleil & Dessin
Octobar
Octobar Rock
Parc d'Aventrues Xzone Tremblant
Parc Plage
Parc Vélo-X
Pavillon Immobilier
Planet Surf
Porte du Soleil
Raven Golf Group
Réparation Sud
Restaurant du Sommet
Resto-Bar l'Âtre du Inn
Resto-Bar l'Âtre du Inn & Dessin
Resto-Bar l'Âtre du Inn Tremblant & Dessin

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Ski Max
Ski Plus
Snowblade Open
South Side
Sport 360
Sport 360 & Dessin
Station Mont Tremblant
Station Mont Tremblant Lodge Inc. & Dessin
Surf sous les Étoiles
Surf sous les Étoiles & Dessin
Symphonie des Couleurs
Symphony of Coulours
Tapis Magique
Télécabine Express - Gondola
Tennis Tremblant & Dessin
Terrasse de la Canadienne
Terrasse de la Fourchette de la Diable
Terrasse de la Pizzeria de la Diable
Terrasse du Bar Club de Golf
Terrasse du Bistro
Terrasse du Cercle des Voyageurs
Terrasse du Chalet des Voyageurs
Terrasse du Chalet Plage et Tennis
Terrasse du Restaurant du Sommet
Terrasse du Rond Point du Nord
TGV
The Edge
Théâtre Écovision
Toufou
Tremblant
Tremblant & Dessin
Tremblant 60E Anniversaire & Dessin
Tremblant Beach & Tennis & Design

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Tremblant Conference Center & Design
Tremblant Conference Centre
Tremblant Etc.
Tremblant Etc. & Dessin
Tremblant Max
Tremblant Max & Dessin
Tremblant Plage & Tennis & Beach & Dessin
Tremblant Plage & Tennis & Dessin
Tremblant Real Estate
Tremblant Real Estate & Design
Tremblant Snow School
Tremblant Snow School & Design
Tremblant, Mont-Tremblant, Québec & Dessin
Tremblant.com
Tremblant.net
Tremblant.QC.CA
Tremblant-Les-Eaux
Tremblant-Les-Eaux & Dessin
Univers Magique
Univers Magique & Dessin
Vente de Blanc
Versant Nord
Versant Soleil
Versant Soleil & Dessin
Versant Sud
Week-End Portes Ouvertes
Xzone Parc d'Aventures
Xzone Parc d'Aventures Tremblant & Dessin
Zone Flying Miles
Mountain Community Management, LLC	Delaware	United States
Northwest Maui Corporation	Delaware	United States
PassCo LLC	Delaware	United States	M.A.X. Pass
Playground Advisory Services, LLC	Delaware	United States

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Playground Destination Properties Inc.	Washington	United States	Stratton Real Estate
Playground Limited Partnership	British Columbia	Canada	Playground
Playground Mexico, S. de R.L. de C. V.	Mexico	Mexico
Playground Real Estate GP Ltd.	British Columbia	Canada	Commandité Immobilier Playground
Playground Real Estate Inc.	British Columbia	Canada	Immobilier Playground
Immobilier Playground Tremblant
Playground Real Estate Ltd.	Ontario	Canada
Playground Services Inc.	Delaware	United States
Promotions Mexico, S. de R.L. de C.V.	Mexico	Mexico
Project Sierra Housing Two Development Company, LLC	Delaware	United States
Resort Reservations Network, Inc.	Delaware	United States
Resort Ventures, L.P.	California	United States	RVLP, A California Limited Partnership
Sandestin Resort & Club, Inc.	Florida	United States
Sierra Star Four-Five Development Company, LLC	Delaware	United States
Snowshoe Mountain Homes, LLC	Delaware	United States	Snowshoe Mountain Homes
Snowshoe Mountain Property Management
Snowshoe Mountain, Inc.	West Virginia	United States	4848' Mountain Performance Shop
Allegheny Springs Conference Center
Arbuckle's Cabin in the Western Territory
Auntie Pastas
Ballhooters Pub
Base Mountain Rentals
Black Run Sugar House
Boat House on Shaver's Lake
Brandi's
Cheat Mountain Pizza Express
Columbia at Snowshoe
Expedition Station Ski Rental Shop
Full Tilt Snow-Skate-Style
Gift Shoppe at the Inn
Goodtime Bobby's
Grommets
High Country Clothing Company

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Hole in the Wall
Hoot's
Inn at Snowshoe
Last Run
Lotta Logo
Moonshine
Mountain Adventure Center at Snowshoe
Mountain Kids
Mountain Memories
One Track Mind
Pizzazz Pizza
Pocahontas Supply Company
Pulp and Paper Company
Red Oak Lounge
Rosa's Cantina
Salsa's
Shaver's Center
Signatures of Snowshoe
Silver Creek - The Bear's Den
Silver Creek Rentals
Smith Optics at Snowshoe
Snowshoe Clothing Company
Snowshoe Health Clinic
Snowshoe Mountain Biking Center
Snowshoe Outdoor Adventure Programs
Souper
Split Rock Pool
Spruce Lodge
Spruce Rentals
Starbucks at Snowshoe Village
Summit Rentals
Sunrise Backcountry Hut
Sunset Cantina

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Take A Hike
The Boiler Room
The Cheat Mountain Pizza Company
The Connection
The Junction at Highland House
The Marketplace at Silver Creek
The Outpost Adventure Park
The Raven Golf Club at Snowshoe Mountain
The Raven Grille
The Seneca
The Spa at Snowshoe
The Sunset Grille & Cantina
The Tool Shed
The Trout and the Fly, Fly Fishing Merchants of the Alleghenies
Top of the World Rentals
Whistle Stop Cabin
Wild Hare
Wildcat Annex
Wildcat Provisions
Sock 1, LLC	Delaware	United States
Sock 2, LLC	Delaware	United States
Sock 3, LLC	Delaware	United States
Sock 4, Inc.	Delaware	United States
Sock 5, Inc.	Delaware	United States
Sock 6, Inc.	Delaware	United States
South Minaret Development Company, LLC	Delaware	United States
SP MonteLago Development Company, LLC	Delaware	United States
St-Bernard and Company, Limited Partnership/Société en commandite St-Bernard	Quebec	Canada
Steamboat Acquisition LLC	Delaware	United States
Steamboat Ski & Resort Corporation	Delaware	United States	Billy Kidd Performance Center
Grand Café & Gift Shop
Kids' Vacation Center
Rendezvous Shop

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Ride Sports
Ridesports
Springalicious
Steamboat Creative Services, Inc.
Steamboat Downtown
Steamboat Gifts
Steamboat Mercantile
Steamboat Reservation Services, Inc.
Steamboat Saloon
Steamboat Ski & Resort Realty
Steamboat Ski & Sport
Steamboat Ski Corporation
Steamboat Ski Rentals
Steamboat Ski Resort Grant Summit Showcase
Storm Mountain Outfitters
The Steamboat Grand Resort Hotel Conference Center
Thunderhead Shop
Stratton Three Development Company, LLC	Vermont	United States
The Stratton Corporation	Vermont	United States	Bentley's Bar & Grille
eLevation
First Run Ski Shop
Head Case
Hubert Haus
Liftline Lodge
Little Cub Ski School
Luna's at the Stratton Mountain Club
Market Bistro
Mtn Smoke
Simple Necessities
Sol
Stratton Activity Hub
Stratton Childcare I (Summer)
Stratton Childcare II

SUBSIDIARIES OF
INTRAWEST RESORTS HOLDINGS, INC.

Entity Name	Domestic Jurisdiction	Country	Names Under Which Subsidiary Conducts Business
Stratton Employee Child Care Center
Stratton Hub
Stratton Mountain Resort
Stratton Mountain Ski Club
Stratton Mountain Village
Stratton Mountain Wilderness Pursuit Center
Stratton Mountain Winter Sports Club
Stratton Mountain Winter Sports Program
Stratton Ski Area
Stratton Tunes
Syd and Dusty Snowboard Shop
The Boot Lab
The Day Spa at Stratton Village
The Market
The Mill House
The Stratton Ski School
Timber Hall
U.S. Snowboarding Hall of Fame
Vermont Open Snowboarding Championships
VT Open
Washed Up Cup
Wildthings at the Stratton Mountain Club
Tower Ranch Development Partnership	British Columbia		Canada
Tower Ranch Holding Corporation	British Columbia		Canada
TreeTop Three Development Company, LLC	Vermont		United States
Upper Bench Development Corporation	California		United States
Walton Pond Apartments, Inc.	Delaware		United States
Westbrook Development Corporation	Ontario		Canada
Winter Park Development Company, LLC	Delaware		United States